Taxes	12 Months Ended
Dec. 31, 2011
Taxes.
Taxes

Note 16—Taxes

        "Provision for taxes" consisted of the following:

($ in millions)	2011	2010	2009
Current taxes on income	1,278	867	1,057
Deferred taxes	(34)	151	(56)

Tax expense from continuing operations	1,244	1,018	1,001

Tax benefit from discontinued operations	(1)	(3)	(7)

        Tax expense from continuing operations is reconciled below to the Company's weighted-average global tax rate, rather than to the Swiss domestic statutory tax rate, as the parent company of the ABB Group, ABB Ltd, is domiciled in Switzerland. Income generated in jurisdictions outside of Switzerland (hereafter "foreign jurisdictions") which has already been subject to corporate income tax in those foreign jurisdictions is, to a large extent, tax exempt in Switzerland. There is no requirement in Switzerland for a parent company of a group to file a tax return of the consolidated group determining domestic and foreign pre-tax income, and as the Company's consolidated income from continuing operations is predominantly earned outside of Switzerland, corporate income tax in foreign jurisdictions largely determines the global tax rate of the Company.

($ in millions, except % data)	2011	2010	2009
Reconciliation of taxes:
Income from continuing operations before taxes	4,550	3,740	4,120
Weighted-average tax rate	24.9%	25.3%	23.9%
Taxes at weighted-average tax rate	1,134	945	983
Items taxed at rates other than the weighted-average tax rate	103	(21)	(13)
Changes in valuation allowance, net	(22)	60	(46)
Changes in tax laws and enacted tax rates	(17)	6	5
Other, net	46	28	72

Tax expense from continuing operations	1,244	1,018	1,001

Effective tax rate for the year	27.3%	27.2%	24.3%

        In 2011, the "Items taxed at rates other than the weighted-average tax rate" predominantly related to tax credits arising in foreign jurisdictions for which the technical merits did not allow a benefit to be taken.

        In 2011, 2010 and 2009, "Changes in the valuation allowance, net" included reductions in valuation allowances recorded in certain jurisdictions where the Company determined that it was more likely than not that such deferred tax assets (recognized for net operating losses and timing differences in those jurisdictions) would be realized, as well as increases in the valuation allowance in certain other jurisdictions. In 2011, the "Changes in valuation allowance, net" included a benefit of $47 million, related to certain of the Company's operations in Northern Europe. In 2010, the "Changes in valuation allowance, net" included an expense of $44 million and in 2009, a benefit of approximately $60 million, both related to certain of the Company's operations in Central Europe.

        In 2011, 2010 and 2009, "Other, net" of $46 million, $28 million and $72 million, in the table above, included expenses of $60 million, $45 million and $40 million, respectively, in relation to items that were deducted for financial accounting purposes, but were not tax deductible, such as interest expense, state and local taxes on productive activities, disallowed meals and entertainment expenses and other similar items. In addition, in 2009, "Other, net" of $72 million also included:

  •
  a benefit of approximately $74 million relating to the release of provision for costs of previously disclosed investigations by European authorities into suspect payments and alleged anti-competitive practices that were credited for financial accounting purposes, but were not taxable, and

  •
  an expense of approximately $100 million relating to a net increase in tax accruals.

        Deferred income tax assets and liabilities consisted of the following:

	December 31,
($ in millions)	2011	2010
Deferred tax assets:
Unused tax losses and credits	963	1,102
Pension and other accrued liabilities	1,064	1,005
Inventories	276	241
Property, plant and equipment	192	90
Other	134	134

Total gross deferred tax asset	2,629	2,572
Valuation allowance	(375)	(450)

Total gross deferred tax asset, net of valuation allowance	2,254	2,122
Deferred tax liabilities:
Property, plant and equipment, and intangible assets	(1,037)	(441)
Pension and other accrued liabilities	(164)	(191)
Inventories	(152)	(159)
Other current assets	(220)	(137)
Unremitted earnings	(213)	(171)
Other	(60)	(49)

Total gross deferred tax liability	(1,846)	(1,148)

Net deferred tax asset	408	974

Included in:
"Deferred taxes"—current assets	932	896
"Deferred taxes"—non-current assets	318	846
"Deferred taxes"—current liabilities	(305)	(357)
"Deferred taxes"—non-current liabilities	(537)	(411)

Net deferred tax asset	408	974

        At December 31, 2011, "Net deferred tax asset" included an increase of deferred tax liabilities of approximately $790 million, arising upon business combinations.

        Certain entities have deferred tax assets related to net operating loss carry-forwards and other items. As recognition of these assets did not meet the more likely than not criterion, valuation allowances were established, amounting to $375 million and $450 million, at December 31, 2011 and 2010, respectively. "Unused tax losses and credits" at December 31, 2011 and 2010, in the table above, included $166 million and $226 million, respectively, for which the Company has established a full valuation allowance as, due to limitations imposed by the relevant tax law, the Company determined that, more likely than not, such deferred tax assets would not be realized.

        At December 31, 2011 and 2010, deferred tax liabilities totaling $213 million and $171 million have been provided for in respect of withholding taxes, dividend distribution taxes or additional corporate income taxes (hereafter "withholding taxes") on unremitted earnings, as well as for limited Swiss income taxes on any such repatriated earnings. Income which has been generated outside of Switzerland and has already been subject to corporate income tax in such foreign jurisdictions is, to a large extent, tax exempt in Switzerland. Therefore, generally no or only limited Swiss income tax has to be provided for on the repatriated earnings of foreign subsidiaries.

        Certain countries levy withholding taxes on dividend distributions. Such taxes cannot always be fully reclaimed by the shareholder, although they have to be declared and withheld by the subsidiary. In 2011, certain taxes arose in certain foreign jurisdictions for which the technical merits do not allow utilization of benefits. At each of December 31, 2011 and 2010, approximately $400 million of foreign subsidiary retained earnings subject to withholding taxes upon distribution were considered as permanently reinvested, as these funds are used for financing current operations as well as business growth through working capital and capital expenditure in those countries, and consequently, no deferred tax liability was set up.

        At December 31, 2011, net operating loss carry-forwards of $2,576 million and tax credits of $144 million were available to reduce future taxes of certain subsidiaries. Of these amounts, $1,740 million of loss carry-forwards and $126 million of tax credits will expire in varying amounts through 2031. These carry-forwards were predominantly related to the Company's U.S. operations.

        Unrecognized tax benefits consisted of the following:

($ in millions)	Unrecognized tax benefits	Penalties and interest related to unrecognized tax benefits	Total
Classification as unrecognized tax items on January 1, 2009	598	139	737
Net change due to acquisitions and divestments	(2)	—	(2)
Increase relating to prior year tax positions	133	62	195
Decrease relating to prior year tax positions	(9)	(8)	(17)
Increase relating to current year tax positions	93	6	99
Decrease due to settlements with tax authorities	(41)	(3)	(44)
Decrease as a result of the applicable statute of limitations	(69)	(22)	(91)
Exchange rate differences	9	2	11

Balance at December 31, 2009, which would, if recognized, affect the effective tax rate	712	176	888
Net change due to acquisitions and divestments	5	—	5
Increase relating to prior year tax positions	56	38	94
Decrease relating to prior year tax positions	(32)	(6)	(38)
Increase relating to current year tax positions	114	5	119
Decrease relating to current year tax positions	(15)	(4)	(19)
Decrease due to settlements with tax authorities	(40)	(9)	(49)
Decrease as a result of the applicable statute of limitations	(72)	(21)	(93)
Exchange rate differences	(14)	(1)	(15)

Balance at December 31, 2010, which would, if recognized, affect the effective tax rate	714	178	892
Net change due to acquisitions and divestments	9	2	11
Increase relating to prior year tax positions	52	61	113
Decrease relating to prior year tax positions	(31)	(11)	(42)
Increase relating to current year tax positions	128	2	130
Decrease relating to current year tax positions	(2)	—	(2)
Decrease due to settlements with tax authorities	(78)	(27)	(105)
Decrease as a result of the applicable statute of limitations	(135)	(35)	(170)
Exchange rate differences	(4)	(1)	(5)

Balance at December 31, 2011, which would, if recognized, affect the effective tax rate	653	169	822

        In 2011, the "Increase relating to prior year tax positions", in unrecognized tax benefits above, related primarily to a tax dispute in Asia. The "Increase relating to prior year tax positions", in penalties and interest related to unrecognized tax benefits above, mainly reflected the interest accrual on prior years' tax positions. Also in 2011, the "Increase relating to current year tax positions" included a total of $97 million in taxes related to the interpretation of tax law and double tax treaty agreements by competent tax authorities. In 2011, the "Decrease due to settlements with tax authorities included $49 million in tax, penalty and interest relating to a tax dispute in Northern Europe, while the "Decrease as a result of the applicable statute of limitations" included both the effect of the statute of limitations in certain jurisdictions, as well as instances where tax audits had been concluded by taxing authorities and the corresponding tax years were consequently considered closed.

        In 2010, the "Increase relating to current year tax positions" in the table above included an expense of $88 million related to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

        In 2009, the "Increase relating to prior year tax positions" included an expense of approximately $27 million in taxes and approximately $27 million in penalties and interest relating to a pending tax dispute in Northern Europe. Further, it included an increase of provision of approximately $34 million in taxes relating to a pending assessment by competent tax authorities in Central Europe.

        At December 31, 2011, the Company expected the resolution, within the next twelve months, of uncertain tax positions related to pending court cases amounting to $153 million for taxes, penalties and interest. Otherwise, the Company had not identified any other significant changes which were considered reasonably possible to occur within the next twelve months.

        At December 31, 2011, the earliest significant open tax years that remained subject to examination were the following:

Region	Year
Europe	2007
The Americas	2008
Asia	2002
Middle East & Africa	2004